Amounts receivable (Details) - USD ($)		Nov. 30, 2022	Aug. 31, 2022
Amounts Receivable
Receivable from precious metal sales		$ 1,515,000
Sales tax receivable	[1]	5,044,000	4,359,000
Prepaid gold purchase receivable			2,500,000
Other		41,000	40,000
Other receivable		6,600,000	6,899,000
Less: other long-term asset		(4,976,000)	(4,359,000)
Total amounts receivable		$ 1,624,000	$ 2,540,000

[1]	Sales tax receivables consist of harmonized services tax and value added tax (“VAT”) due from Canadian and Tanzanian tax authorities, respectively. Tanzanian tax regulations allow for VAT receivable to be refunded or set-off against taxes due to the Tanzania Revenue Authority (“TRA”). VAT which still need to be verified by the TRA have been classified as long-term assets as the Company does not expect to recover these amounts within the next 12 months.